UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K/A

(Amendment No. 1)

CURRENT REPORT

Pursuant to Section 13 or 15(d)

of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): February 26, 2018

Eloxx Pharmaceuticals, Inc.

(Exact name of registrant as specified in its charter)

Delaware	001-31326	84-1368850
(State or other jurisdiction of incorporation)	(Commission File Number)	(IRS Employer Identification No.)

950 Winter Street Waltham, MA	02451
(Address of principal executive offices)	(Zip Code)

Registrant’s telephone number, including area code: (781) 577-5300

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligations of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c)

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).

Emerging growth company ☐

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

EXPLANATORY NOTE

On February 26, 2018, Eloxx Pharmaceuticals, Inc. (the “Company”) filed a Current Report on Form 8-K (the “Initial 8-K”) with the U.S. Securities and Exchange Commission (the “SEC”) to report, among other things, that on February 26, 2018, the Company appointed Dr. Jasbir Seehra to its Board of Directors (the “Board”). At the time of filing the Initial 8-K, the Board had not made any determinations regarding Board committee assignments for Dr. Seehra. At a meeting of the Board held on March 12, 2018, the Board appointed Dr. Seehra to its Compensation Committee and its Audit Committee. This Amendment No. 1 to the Initial 8-K (the “Amendment”) is being filed to amend Item 5.02 of the Initial 8-K to include information regarding the committee assignments.

Any information required to be set forth in the Initial 8-K which is not being amended pursuant to this Amendment, including all exhibits to the Initial 8-K, is hereby incorporated by reference herein. Except as set forth herein, no modifications have been made to information contained in the Initial 8-K, and the Company has not updated any information contained therein to reflect events that have occurred since the date of the Initial 8-K. Accordingly, this Amendment should be read in conjunction with the Initial 8-K.

Item 5.02	Departure of Directors or Certain Officers; Election of Directors; Appointment of Certain Officers; Compensatory Arrangements of Certain Officers.

The first paragraph of Item 5.02(d) of the Initial 8-K is hereby amended and restated as follows:

(d)     Effective February 26, 2018, the Board of Directors (the “Board”) of Eloxx Pharmaceuticals, Inc. (“the Company”), upon the recommendation of the Nominating and Corporate Governance Committee of the Board, appointed Dr. Jasbir Seehra as a director to serve on the Board until his successor is duly elected and qualified, or until his earlier death, resignation or removal. In connection therewith, the Board increased the authorized number of directors to nine. In addition, effective March 12, 2018, the Board appointed Dr. Seehra to its Compensation Committee and its Audit Committee, having previously determined that he satisfies all applicable requirements to serve as a member of those committees. Dr. Seehra will replace Gadi Veinrib on the Audit Committee.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

ELOXX PHARMACEUTICALS, INC.

Date: March 16, 2018	By:	/s/ Gregory Weaver
Gregory Weaver Chief Financial Officer